SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2005

Featherlite, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-24804	41-1621676
(Commission File Number)	(IRS Employer Identification No.)

Highways 63 and 9

Cresco, Iowa 52136

(Address of Principal Executive Offices and Zip Code)

(563) 547-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c) Appointment of Principal Officers

On February 2, 2005 Featherlite, Inc. (the “Company”) issued a press release announcing the appointment of Eric Clement to the position of Vice President & General Manager, Trailer Division. Mr. Clement, 35, joined the Company in 1990. In 1996, following his tenure as Vice President of Operations, he was named Vice President of Sales. Clement will oversee the entire Trailer Division operations. In addition, he will retain his sales and marketing management responsibilities for the Company. Mr. Clement is the son of Mr. Conrad D. Clement, President, Chief Executive Officer and a director of the Company, and the brother of Mr. Tracy J. Clement, Executive Vice President and a director of the Company.

The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

99.1	Press Release dated February 2, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2005

FEATHERLITE, INC.

By	/s/ Jeffery A. Mason
Jeffery A. Mason Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FEATHERLITE, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
February 4, 2005	000-24804

EXHIBIT NO.	ITEM
99.1	Press Release dated February 2, 2005